UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  May 6, 2011

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2011, Atwood Oceanics, Inc. (the “Registrant”), as guarantor, and Atwood Offshore Worldwide Limited (“AOWL”), as borrower, entered into a new credit agreement with the lenders named therein with Nordea Bank Finland plc, New York Branch, as Administrative Agent for the lenders, Lead Arranger and Book Runner (the “Credit Agreement”). The Credit Agreement provides for a secured 5-year $750,000,000 reducing revolving loan facility with maturity in May 2016, subject to acceleration upon certain specified events of defaults, including breaches of representations or covenants. At closing, the collateral for the Credit Agreement consists primarily of preferred mortgages on six of the Atwood fleet’s active drilling units (the Atwood Falcon, the Atwood Aurora, the Atwood Beacon, the Atwood Eagle, the Atwood Hunter and the Atwood Osprey). The Credit Agreement contains various financial covenants that, among other things, require the maintenance of certain leverage and interest expense coverage ratios. The commitment under the Credit Agreement may be increased by up to $350,000,000 for a total commitment of $1,100,000,000 upon the occurrence of certain events, including the mortgage of the Atwood Condor after delivery which is expected the third quarter of fiscal year 2012. Loans under this new facility will bear interest at 2.50% plus LIBOR per annum.

This Credit Agreement replaces both the October 26, 2007 credit agreement, as amended, between the Registrant, Atwood Oceanics Pacific Limited (“AOPL”) and Nordea Bank Finland plc, New York Branch, as Administrative Agent for the Lenders, and the November 28, 2008 credit agreement, as amended, between the Registrant, AOPL and Nordea Bank Finland plc, New York Branch.

The Credit Agreement will provide funding for the drilling units currently under construction, for future growth opportunities and for general corporate needs. Currently $429,000,000 has been borrowed under the Credit Agreement. A copy of the Credit Agreement is filed herewith as Exhibit 10.1.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER A OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 6, 2011, the Registrant and AOWL entered into the Credit Agreement, as more specifically described in Item 1.01 in this Current Report on Form 8-K, which description is incorporated by reference in this item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

10.1           Credit Agreement dated May 6, 2011

Statements contained in this report with respect to the future are forward-looking statements.  These statements reflect management’s reasonable judgment with respect to future events.  Forward-looking statements involve risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors including the Company’s dependence on the oil and gas industry; the risks involved in the construction of a rig and commencement of operations of the rig following delivery; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism, acts of piracy, embargoes, war or other military operations; and governmental and industry regulations and environmental matters.  A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2010, and quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.                                        DESCRIPTION

10.1           Credit Agreement dated May 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC
(Registrant)

/s/ Mark L. Mey Mark L. Mey Senior Vice President

DATE: May 9, 2011